COLUMBIA FUNDS SERIES TRUST I

Columbia Balanced Fund

(the “Fund”)

Supplement dated June 15, 2012 to the

Fund’s prospectuses dated January 1, 2012, as supplemented

Effective on or about June 30, 2012, the first paragraph within the section of each prospectus entitled “Columbia Balanced Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests in a mix of equity and debt securities. Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Investment Manager), allocates the Fund’s assets among equity and debt securities (which includes cash and cash equivalents) based on the Investment Manager’s assessment of the relative risks and returns of each asset class. The Fund generally will invest between 35% and 65% of its net assets in each asset class, and in any event will invest at least 25% and no more than 75% of its net assets in each asset class under normal market conditions.

Shareholders should retain this Supplement for future reference.

C-1386-4 A (6/12)